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                               FIRST EAGLE FUNDS

                            FIRST EAGLE GLOBAL FUND
                           FIRST EAGLE OVERSEAS FUND
                          FIRST EAGLE U.S. VALUE FUND
                             FIRST EAGLE GOLD FUND
                          FIRST EAGLE FUND OF AMERICA

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 334-2143

                         SUPPLEMENT DATED MAY 18, 2004
                       TO PROSPECTUS DATED MARCH 1, 2004

       REORGANIZATION OF FIRST EAGLE FUNDS AS A DELAWARE STATUTORY TRUST

We are pleased to announce that on April 22, 2004 the Shareholders of First Eagle Funds, Inc. approved the reorganization of the company as a Delaware statutory trust to be called First Eagle Funds. The reorganization was completed the following day. This Supplement therefore updates prior Supplements dated March 1 and April 8, 2004 relating to the reorganization.

                           PURCHASES THROUGH DEALERS

The following two sentences have been added to the paragraph on page 32 of the Prospectus headed PURCHASES THROUGH DEALERS: 'Authorized dealers and financial services firms may impose a charge for handling purchase transactions placed through them and may have particular requirements concerning purchases. Prospective investors should contact their authorized dealer or financial services firm for more information.'

                                     * * * *

The information contained in this Supplement modifies the First Eagle Funds Prospectus dated March 1, 2004 (and also modifies the previous Supplements identified above). In particular, and without limitation, the information contained in this Supplement modifies (and if inconsistent, replaces) information contained in those sections of the Prospectus entitled 'About Your Investment'.